Exhibit 31.2

CERTIFICATION

(Section 302 of Sarbanes-Oxley)

I, Dean Fletcher, Executive Vice President and Chief Financial Officer of Manhattan Bancorp, certify that:

1.               I have reviewed this quarterly report on Form 10-Q of Manhattan Bancorp;

2.               Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.               Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.               The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) internal controls over the financial reporting (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a.               designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be  designed under our supervision, to ensure that material information relating to the registrant is made known to us by others within that entity, particularly during the period in which this report is being prepared;

b.              evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based upon our evaluation; and

c.               disclosed in this report any changes in the registrant’s internal control that occurred during the registrant’s fourth fiscal quarter that has materially affected, or is reasonable likely to materially affect, the registrant’s internal control over financial reporting; and

5.               The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors:

a.               all significant deficiencies and material weaknesses  in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b.              any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: November 12, 2008	/s/ Dean Fletcher
Dean Fletcher
Executive Vice President and
Chief Financial Officer